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                          CONSENT AND AMENDMENT NO. 5

                                       TO

                           LOAN AND SECURITY AGREEMENT


         THIS CONSENT AND AMENDMENT NO. 5 (this "Amendment") is entered into as of May 20, 2004, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation ("Leading Borrower"), APEX MACHINE TOOL COMPANY, INC, a Connecticut corporation ("Second Borrower") (Leading Borrower and Second Borrower being collectively referred to as "Borrowers" and each a "Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").


                                   BACKGROUND


         Borrowers, Gros-Ite and Lender are parties to a Loan and Security Agreement, dated as of September 29, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides Borrowers with certain financial accommodations.


         Borrowers have requested that Lender amend the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.


         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Schedule A of the Loan Agreement is hereby amended as follows:

                  (a) Paragraphs (m), (n), (o) and (p) of the definition "Eligible Accounts" are amended in their entirety to provide as follows:


                           "(m) that is an obligation for which the total unpaid
Accounts of the Account Debtor (other than *** and Pratt & Whitney) owing to such Borrower exceed 30% of the aggregate of all Accounts of such Borrower, to the extent of such excess;


                           (n) that is an obligation of which the total unpaid
Accounts of Pratt & Whitney or *** owing to such Borrower exceed 60% of the aggregate of all Accounts of such Borrower, to the extent of such excess;


                           (o) that is an obligation for which the total unpaid
Accounts of the Account Debtor (other than *** and Pratt & Whitney) owing to all Borrowers exceed 20% of the aggregate of all Accounts of Borrowers, to the extent of such excess;


                           (p)  that is an obligation of which the total unpaid
Accounts of (i) Pratt & Whitney owing to all Borrowers exceed 40% of the aggregate of all Accounts of Borrowers and (ii) *** owing to all Borrowers exceed 50% of the aggregate of all Accounts of Borrowers, to the extent of such excess."

                  (b) The following defined terms are added in their appropriate alphabetical order:


                           "Amendment No. 5" shall mean the Consent and Amendment No. 5 to the Loan and Security Agreement between Borrowers and Lender dated Amendment No. 5 Effective Date.



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                           "Amendment No. 5 Effective Date" shall have the
                           meaning given to the term "Effective Date" in Amendment No. 5.

                           "***" shall mean ***, a Delaware Corporation.

         3. Reserve Reduction. Lender informed Borrowers pursuant to letters from Lender to Borrowers dated June 4, 2002 and July 15, 2002, that in addition to other reserves established by Lender in accordance with the terms of the Loan Agreement, Lender was establishing reserves against Borrowing Availability in an aggregate amount of $700,000 ("Reserve Amount"). Pursuant to the Forbearance and Consent (the "Forbearance Agreement") dated as of November 26, 2002 by and among Borrowers and Lender, Lender agreed to reduce the Reserve Amount to $550,000. Pursuant to Amendment No. 4, Lender agreed to reduce the Reserve Amount to $150,000. Lender hereby agrees to reduce the Reserve Amount to $0 provided that no Default shall have occurred and be continuing.

         4. Conditions of Effectiveness. This Amendment shall become effective (the "Effective Date") upon satisfaction of the following conditions precedent, each in form and substance satisfactory to Lender: (i) Lender's receipt of four (4) copies of this Amendment executed by Borrowers and Lender and consented and agreed to by Guarantor and (ii) Lender shall have received a fee in the amount of $5,000 and all attorney's fees of Lender in connection with this Amendment, each of which shall be charged to Borrowers' loan account as a Revolving Credit Loan on the date of this Amendment.

         5. Representations and Warranties. Borrowers hereby represent and warrant as follows:


                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

         6.       Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except to the extent set forth herein, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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         8.       Headings. Section headings in this Amendment are included
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                            EDAC TECHNOLOGIES CORPORATION.


                            By:   /s/Glenn L. Purple
                                                    ----------------------------
                                  Name: Glenn L. Purple
                                                       -------------------------
                                  Title: V.P. Finance
                                                     ---------------------------

                            APEX MACHINE TOOL COMPANY, INC.


                            By: /s/Glenn L. Purple
                                                  ------------------------------
                            Name: Glenn L. Purple
                                                 -------------------------------
                            Title: Secretary
                                            ------------------------------------

                            GENERAL ELECTRIC CAPITAL
                            CORPORATION

                            By:/s/James M. Cunningham
                                                     ---------------------------
                            Name: James M. Cunningham
                                                     ---------------------------
                                  Duly Authorized Signatory


*** Confidential treatment has been requested as to certain portions.

                                       4

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                              CONSENT OF GUARANTOR


         The undersigned as a guarantor of the Obligations of EDAC Technologies Corporation and Apex Machine Tool Company, Inc. to Lender hereby consents to the foregoing Amendment No. 5 and acknowledges that its guaranty agreement remains in full force and effect.


GROS-ITE INDUSTRIES, INC.

By: /s/Glenn L. Purple
    --------------------------
         Name: Glenn L. Purple
         Title:  Secretary

























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